HSBC INVESTOR FUNDS

HSBC Investor Prime Money Market Fund
HSBC Investor U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
(the “Funds”)

Supplement Dated December 23, 2010
to the Prospectus Dated March 1, 2010
as supplemented to date

      This supplement supersedes a supplement dated November 5, 2010.

Exemption from U.S. Withholding Tax for Certain Non-U.S. Persons

     The exemption from U.S. withholding tax on the dividends attributable to short-term capital gains or interest earned by certain non-U.S. persons from their investments in the HSBC Investor Prime Money Market Fund, HSBC Investor U.S. Government Money Market Fund, and HSBC Investor U.S. Treasury Money Market Fund was extended on December 17, 2010 for taxable years beginning before January 1, 2012. As a result, such shareholders invested in the Funds will generally not be assessed U.S. withholding tax on such dividends that qualify to be qualified interest income (QII) eligible for taxable years beginning before January 1, 2012. Please consult your tax adviser for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE